EXHIBIT 10.52



                                PLEDGE AGREEMENT


          THIS PLEDGE AGREEMENT (the "Pledge Agreement", dated as of November 15, 1995, is executed by and between Maria McAfee (the "Pledgor"), and Medicon, Inc., and Illinois corporation (the "Company").

                                   WITNESSETH:
                                   ----------

          WHEREAS, on the date hereof the Company made a loan to the Pledgor pursuant to a limited recourse promissory note, in the principal amount of $137,000.00, executed by the Pledgor in favor of the Company (the "Promissory Note");
          WHEREAS, the Pledgor agreed to execute and deliver this Pledge Agreement as security for the Promissory Note; and

          WHEREAS, the Pledgor owns the number of shares (the "Shares") of Class A Common Stock, no par value, of the Company indicated on Exhibit A hereto and is willing to pledge all of such Shares to the Company as collateral security for the payment and performance of her obligations under the Promissory Note.

          NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor and the Company do hereby agree as follows:

          1.   Pledge.  The Pledgor hereby pledges to the Company and grants to
               ------
the Company a security interest in the following (collectively, the "Pledged Collateral"):

               (a) The Shares now owned by the Pledgor and the certificates representing the Shares (all of such shares are identified in Exhibit A attached
                                                              ---------
hereto and made a part hereof and are referred to as the "Pledged Stock"), accompanied by stock power(s) in the form of Exhibit B attached hereto and made
                                             ---------
a part hereof (the "Powers") duly executed in blank, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, or in exchange for, any or all of the Pledged Stock;

               (b)  The property and interests in property described in
Section 3 below; and
- ---------

               (c)  All proceeds of the foregoing.

          2.  Security for Liabilities.   The Pledged Collateral secures the
              ------------------------
prompt payment, performance and observance of (i) all amounts of indebtedness of the Pledgor to the Company under the Promissory Note and all of the Pledgor's obligations thereunder and (ii) the Pledgor's obligations and liabilities under this pledge agreement (all such obligations and liabilities of the Pledgor now or hereafter existing being hereinafter referred to as the "Liabilities").

          3.   Pledged Collateral Adjustments.  If, during the term of this
               ------------------------------
Pledge Agreement:

               (a) Any stock dividend, reclassification, readjustment or other change is declared or made in the capital structure of the Company, or any option included within the Pledged Collateral is exercised, or both, or

               (b) Any subscription warrants or any other rights or options shall be issued in connection with the Pledged Collateral, then all new, substituted and additional shares, warrants, rights, options or other securities issued by reason of any of the foregoing, shall be immediately delivered to and held by the Company under the terms of this Pledge Agreement and shall constitute Pledged Collateral hereunder.

          4.  Subsequent Changes Affecting Pledged Collateral.  The Pledgor
              -----------------------------------------------
represents and warrants that she has made her own arrangements for keeping herself informed of changes or potential changes affecting the Pledged Collateral (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights), and the Pledgor agrees that the Company shall not have any obligation to inform the Pledgor of any such changes or potential changes or to take any action or omit to take any action with respect thereto.

          5.  Representations and Warranties.  The Pledgor represents and
              ------------------------------
warrants as follows:

               (a) The Pledgor is the sole legal and beneficial owner of the Shares set forth on Exhibit A, free and clear of all claims, pledges, liens, encumbrances, charges and security interests of every nature whatsoever (collectively, "Liens") except for the security interest created by this Pledge Agreement.

               (b)  The Pledgor has capacity to enter into this Pledge
Agreement.

          6.  Voting Rights.  During the term of this Pledge Agreement, and
              -------------
except as provided in this Section 6 below, the Pledgor shall have the right to
                           ---------
vote the Pledged Stock on all corporate questions in a manner not inconsistent with the terms of this Pledge Agreement and any other agreement, instrument or document executed pursuant thereto or in connection therewith. After the occurrence of an Event of Default, the Pledgor hereby irrevocably grants her proxy to the Company or its designee to exercise any and all voting powers pertaining to the Pledged Collateral..

          7.  Dividends and Other Distributions.
              ---------------------------------

               (a) So long as there shall exist no condition, event or act which constitutes an Event of Default (as defined in the Promissory Note) or which with notice or lapse of time or both would constitute an Event of Default:

                    (i) The Pledgor shall be entitled to receive and retain any and all dividends paid in respect of the Pledged Collateral; provided,
                                                                  --------
     however, that any and all
     -------

                         (A) dividends paid or payable other than in cash with respect to, and instruments and other property received, receivable or otherwise distributed with respect to, or in exchange for, any of the Pledged Collateral;

                         (B) dividends and other distributions paid or payable in cash with respect to any of the Pledged Collateral on account of a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus; and

                         (C) cash paid, payable or otherwise distributed with respect to principal of, or in redemption of, or in exchange for, any of the Pledged Collateral;

shall be Pledged Collateral, and shall be, forthwith delivered to the Company to hold for the benefit of the Company as Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Company, be segregated from the other property or funds of the Pledgor, and be delivered immediately to the Company as Pledged Collateral in the same form as so received (with any necessary endorsement); and

                    (ii) The Company shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pled-gor may reasonably request for the purpose of enabling the Pledgor to receive the dividends or interest payments which she is authorized to receive and retain pursuant to clause (i) above.

               (b) After the occurrence of any condition, event or act which constitutes an Event of Default or which with notice or lapse of time or both would constitute an Event of Default:

                    (i) All rights of the Pledgor to receive the dividends which it would otherwise be authorized to receive and retain pursuant to Section 7(a)(i) hereof shall cease, and all such rights shall thereupon become vested in the Company, for the benefit of the Company, which shall thereupon have the sole right to receive and retain as Pledged Collateral such dividends and interest payments; and

                  (ii) All dividends which are received by the Pledgor contrary to the provisions of clause (i) of this Section 7(b) shall be received in trust for the benefit of the Company, shall be segregated from other funds of the Pledged Collateral and shall be paid over immediately to the Company as Pledged Collateral in the same form as so received (with any necessary endorsements).
               8.  Transfers and Other Liens.  The Pledgor agrees that she will
                   -------------------------
not (i) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral without the prior written consent of the Company, or
(ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for the security interest under this Pledge Agreement. Notwithstanding the foregoing, on the Maturity date (as defined in the Promissory Note) of the Promissory Note, the Pledgor may sell, transfer or margin all or any of the Pledged Collateral, provided that, in the case of any such sale, transfer or margin, the proceeds thereof (or a portion thereof equal to the outstanding principal amount of and accrued interest on the Promissory
Note) are first applied to the payment of the indebtedness of the Pledgor under the Promissory Note.

               9.  Remedies.
                   --------

                    (a) The Company shall have, in addition to any other rights given under this Pledge Agreement or by law, all of the rights and remedies with respect to the Pledged Collateral of a secured party under the Uniform Commercial Code as in effect in the State of Illinois. In addition, after the occurrence of an Event of Default, the Company shall have such powers of sale and other powers as may be conferred by applicable law. With respect to the

Pledged Collateral or any part thereof which shall then be in or shall thereafter come into the possession or custody of the Company or which the Company shall otherwise have the ability to transfer under applicable law, the Company may, in its sole discretion, without notice except as specified below after the occurrence of an Event of Default, sell or cause the same to be sold at any exchange, broker's board or at public or private sale, in one or more sales or lots, at such price as the Company may deem best, for cash or on credit or for future delivery, without assumption of any credit risk, and the purchaser of any or all of the Pledged Collateral so sold shall thereafter own the same, absolutely free from any claim, encumbrance or right of any kind whatsoever.
The Company may, in its own name, or in the name of a designee or nominee, buy the Pledged Collateral at any public sale and, if permitted by applicable law, buy the Pledged Collateral at any private sale. The Pledgor will pay to the company all reasonable expenses (including, without limitation, court costs and reasonable attorneys' and paralegals' fees and expenses) of, or incidental to, the enforcement of any of the provisions of this Pledge Agreement. The Pledgor shall not be liable for any deficiency following the sale of the Pledged Collateral, except for the costs and expenses incurred by the Company or its agent in connection with the enforcement of its remedies under this Section 9 and to the extent provided for in the Promissory Note.

                    (b) Unless any of the Pledged Collateral threatens to decline speedily in value or is or becomes of a type sold on a recognized market, the Company will give the Pledgor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Notwithstanding any provision to the contrary contained herein, the Pledgor agrees that any requirements of reasonable notice shall be met if such notice is received by the Pledgor as provided in Section 23 below at least five (5) Business Days (as hereinafter
            ----------
defined) before the time of the sale or disposition; provided, however, that
                                                     --------  -------
Company may give any shorter notice that is commercially reasonable under the circumstances. Any other requirement of notice, demand or advertisement for sale is waived, to the extent permitted by law. "Business Day" means any day other than a Saturday, Sunday or other day on which banks are authorized or required to be closed in New York City.

                    (c) The Pledgor recognizes that federal and state securities laws may impose certain restrictions on the method by which a sale of the Pledged Collateral may be effected after an Event of Default, and the Pledgor agrees that after the occurrence of an Event of Default (i) it will be commercially reasonable if a private sale, upon at least five (5) Business Days' notice to the Pledgor, is arranged so as to avoid a public offering, even though the sales price established and/or obtained at such private sale may be substantially less than prices which could have been obtained for such security on any market or exchange or in any other public sale and (ii) the Company may, from time to time, attempt to sell all or any part of the Pledged Collateral by means of a private placement restricting the bidders and prospective purchasers to those who are qualified and will represent and agree that they are purchasing for investment only and not for distribution. In so doing, the Company may solicit offers to buy the Pledged Collateral, or any part of it, from a limited number of investors deemed by the Company, in its reasonable judgment, to be financially responsible parties who might be interested in purchasing the Pledged Collateral. If the Company solicits such offers from not less than four (4) such investors, then the acceptance by the Company of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposing of such Pledged Collateral; provided, however, that this Section does not impose a requirement that the
- --------  -------
Company solicit offers from four or more investors in order for the sale to be commercially reasonable.

          10.   Application of Proceeds.  The proceeds of any sale, public or
                -----------------------
private, of all or any portion of the Pledged Collateral shall be applied by the Company as follows: (i) first, to the payment of the costs and expenses incidental to the care or safekeeping of the Pledged Collateral and incurred in such sale, including reasonable out-of-pocket costs and expenses of the Company and the reasonable expenses of its agents and counsel; (ii) second, to the payment of interest on the Promissory Note; (iii) third, to the payment in full of the principal amount owed and outstanding under the Promissory Note. The balance, if any, remaining after payment in full of the Promissory Note, shall be paid to the Pledgor, subject to any duty of the Company imposed by law to the holder of any subordinate security interest in the pledged Collateral known to the Company.

          11.  Security Interest Absolute.  All rights of the Company and
               --------------------------
security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of (i) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Liabilities, and (ii) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor in Respect of the Liabilities or of this Pledge Agreement.

          12.  Company Appointed Attorney-in-Fact.  The Pledgor hereby appoints
               ----------------------------------
the Company its attorney-in-fact, with full authority, in the name of the Pledgor or otherwise, after the occurrence of an Event of Default, from time to time in the Company's sole discretion to take any action and to execute any instrument which the Company may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Pledgor representing any dividend or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

          13. Waivers.
              -------

               (a) The Pledgor hereby agrees that its obligations under this Agreement shall be unconditional, irrespective of (i) the validity or enforceability, avoidance or subordination of the Liabilities; (ii) the absence of any attempt by, or on behalf of, the Company to collect or take any other action to enforce, all or any part of the Liabilities; (iii) the election of any remedy by, or on behalf of, the Company with respect to all or any part of the Liabilities; (iv) the failure of the Company to take any steps to perfect and maintain its security interests in, or to preserve its right to any of the Pledged Collateral for all or any part of the Liabilities; or (v) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of the Pledgor.

               (b) The Pledgor hereby waives any requirement of diligence, presentment, demand of payment, protest or notice with respect to all or any part of the Liabilities, the benefit of any statutes of limitation, and all demands whatsoever, and covenants that this Pledge Agreement will not be discharged, except by complete performance of the Liabilities.

               (c) The Pledgor consents and agrees that neither the Company nor any party acting for or on behalf of the Company shall be under any obligation to marshal any assets in favor of the Pledgor or against or in payment of all or any part of the Liabilities.

          14.  Term.  This Pledge Agreement shall remain in full force and
               ----
effect until the Liabilities have been fully paid and the Promissory Note has been terminated. Upon the termination of this Pledge Agreement as provided above (other than as a result of the sale of all of the Pledged Collateral), the Company will release the security interest created hereunder and, if it then has possession of the

Pledged Collateral, will deliver the Pledged Collateral and the stock powers to the Pledgor.

          15.  Definitions.  The singular shall include the plural and vice
               -----------
versa and any gender shall include any other gender as the context may require.

          16.  Successors and Assigns.  This Pledge Agreement shall be binding
               ----------------------
upon and inure to the benefit of the Company and the Pledgor and their respective successors and assigns; provided, however, that the Pledgor may not
                                   --------  -------
assign this Pledge Agreement or any of the rights and obligations of the Pledgor hereunder without the prior written consent of the Company.

          17.  Governing Law.  This Pledge Agreement has been executed and
               -------------
delivered by the parties hereto in Northbrook, Illinois. Any dispute between the Company and the Pledgor arising out of or related to the relationship established between them in connection with this Pledge Agreement, and whether arising in contract, tort, equity, or otherwise, shall be resolved in accordance with the laws of the State of Illinois.

          18.  Waiver of Jury Trial.  Each of the Pledgor and the Company waives
               --------------------
any right to trial by jury in any dispute, whether sounding in contract, tort, or otherwise, between the Company and the Pledgor arising out of or related to the transactions contemplated by this Pledge Agreement or any other instrument, document or agreement executed or delivered in connection herewith. Either the Pledgor or the Company may file an original counterpart or a copy of this Pledge Agreement with any court as written evidence of the consent of the parties hereto to the wavier of their right to trial by a jury.

          19.  Waiver of Bond.  The Pledgor waives the posting of any bond
               --------------
otherwise required of the Company in connection with any judicial process or proceeding to realize on the Pledged Collateral or any security for the Liabilities, to enforce any judgment or other court order entered in favor of the Company, or to enforce by specific performance, temporary restraining order, or preliminary or permanent injunction, this Pledge Agreement or any other agreement or document between the Company and the Pledgor.

          20.  Severability.  Whenever possible, each provision of this Pledge
               ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Pledge Agreement shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remain-der of such provision or the remaining provisions of this Pledge Agreement.

          21.  Further Assurances.  the Pledgor agrees that it will cooperate
               ------------------
with the Company and will execute and deliver, or cause to be executed and delivered all such other stock powers, proxies, instruments and documents, and will take all such other actions, including, without limitation, the execution and filing of financial statements, as the Company may reasonably request form time to time in order to carry out the provisions and purposes of this Pledge Agreement.

          22.  The Company's Duty of Care.  The Company shall not be liable for
               --------------------------
any acts, omissions, errors of judgment or mistakes of fact or law including, without limitation, acts, omissions, errors or mistakes with respect to the Pledged Collateral, except for those arising out of or in connection with the Company's (i) gross negligence or willful misconduct, or (ii) failure to use reasonable care with respect to the safe custody of the Pledged collateral in the Company's possession. Without limiting the generality of the foregoing, the Company shall be under no obligation to take any steps necessary to preserve rights in the Pledged Collateral against any other parties but may do so at its option. All expense incurred in connection therewith shall be for the sole account of the Pledgor.

          23.  Notices. All notices and other communications required or desired
               -------
to be served, given or delivered hereunder shall be made in writing and shall be addressed to the party to be notified as follows:

                             if to the Pledgor, at:

                              Maria McAfee
                              c/o Medicon, Inc.
                              40 Skokie Boulevard
                              Northbrook, Illinois
                              Telecopy:  (708) 564-8500

                              with a copy to:

                              Gertz & Moore
                              1416 Laurel Street
                              P.O. Box 456
                              Columbia, South Carolina  29202
                              Attention:  Frederick A. Gertz
                              Telecopy:  (803) 799-6946
                              if to the Company, at:

                              Medicon, Inc.
                              40 Skokie Boulevard
                              Northbrook, Illinois 60062-1618
                              Attention:  Chief Executive Officer
                              Telecopy:   (708) 564-8500

                              with a copy to:

                              Paul, Weiss, Rifkind, Wharton & Garrison
                              1285 Avenue of the Americas
                              New York, New York 10019-6064
                              Attention:  Bruce A. Gutenplan, Esq.
                              Telecopy:  (212) 757-3990

or, as to each party, at such other address as designated by such party in a written notice to the other party. All such notices and communications shall be deemed to be validly served, given or delivered (i) three (3) days following deposit in the United States mails, with proper postage prepaid; (ii) upon delivery thereof if delivered by hand to the party to be notified; (iii) upon delivery thereof to a reputable overnight courier service, with delivery charges prepaid; or (iv) upon acknowledgment of receipt thereof if transmitted by telecopier.

          24.  Amendments, Waivers and Consents.  No amendment or waiver of any
               --------------------------------
provision of this Pledge Agreement nor consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Company, and then such amendment, waiver, or consent shall be effective only in the specific instance and for the specific instance and for the specific purpose for which given.

          25.  Section Headings.  The section headings herein are for
               ----------------
convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

          26.  Execution in Counterparts.  This Pledge Agreement may be executed
               -------------------------
in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.

          27.  Merger.  This Pledge Agreement represents the final agreement of
               ------
the Pledgor with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between the Pledgor and the Company.

          IN WITNESS WHEREOF, the Pledgor and the Company have executed this Pledge Agreement as of the date set forth above.

                                   PLEDGOR:

                                   __________________________________
                                   Maria McAfee

                                   MEDICON, INC.

                                   By:_______________________________
                                      Name:
                                      Title:

                                    EXHIBIT A

                                       to

                                PLEDGE AGREEMENT

                          dated as of November 15, 1995

                            Pledged Stock Certificates
                            --------------------------

     Number of Shares of Class A
     Common Stock owned by the          Stock Certificate
     Pledgor Subject to Pledge                Number
     ------------------------------     --------------------

               296,499

                                    EXHIBIT B

                                       to

                                PLEDGE AGREEMENT

                          dated as of November 15, 1995


                               Form of Stock Power
                               -------------------

                                   STOCK POWER
                                   -----------

          FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer to ____________________________________________ _________shares of
Class A Common Stock, no par value, of MEDICON, INC., an Illinois corporation, represented by Certificate No. ____(the "Stock"), standing in the name of the undersigned on the books of said corporation and does hereby irrevocably constitute and appoint_______________________________as the undersigned's true and lawful attorney, for it and in its name and stead, to sell, assign and transfer all or any of the Stock, and for that purpose to make and execute all necessary acts of assignment and transfer thereof; and to substitute one or more persons with like full power, hereby ratifying and confirming all that said attorney or substitute or substitutes shall lawfully do by virtue hereof.

Dated:


                                             ______________________________